Exhibit 99.1

2016 KBW Community Bank Investor Conference August 2 - 3, 2016

2 FORWARD - LOOKING STATEMENT This confidential presentation, and the oral presentation that supplements it, have been developed by Sussex Bancorp (“Sussex” or the “Company”), were prepared exclusively for the benefit and internal use of the recipient and are not an offer or the solicitation of an offer to buy securities. Neither this presentation, nor the oral presentation that supplements it, nor any of their contents, may be used, reproduced, disseminated, quoted or referred to for any other purpose, in whole or in part, without the prior written consent of the Company. Some of the statements contained in this presentation are “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” “expect,” “project,” “predict,” “estimate,” “target,” “could,” “is likely,” “should,” “would,” “will,” or similar expressions are intended to identify “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward - looking statements, which speak only as of the date made. These statements may relate to the Company’s future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: ( i ) competition in the industry and markets in which the Company operates; (ii) levels of non - performing assets; (iii) changes in general interest rates; (iv) loan demand; (v) rapid changes in technology affecting the financial services industry; (vi) real estate values; (vii) changes in government regulation; and (viii) general economic and business conditions .

Agenda 1 2 3 4 Building Franchise Value Financial Performance Growing Shareholder Value Company and Market Overview 3

1. Company and Market Overview

Ticker Symbol SBBX Closing Price (July 29, 2016) $15.40 Price to tangible book 133.3% Price to LTM EPS 15.6x Price to 2017 Yr est EPS* 11.8x Annualized Dividend/ Yield $0.16 / 1.0% 52 week high (7/22/16) $15.99 52 week low (2/12/16) $11.43 • Founded in 1975 • Commercial Bank - Operates Tri - State Insurance Agency • Total Assets of $790 million and 11 branches [Bergen County NJ (1), Sussex County NJ (8), Warren County NJ (1/mini) and Queens County NY (1)] • Market Cap: $72.1 million • Corporate Office: Rockaway NJ • Regional Operations: Sussex County NJ • Regional Lending Offices in Sussex, Bergen, Morris Counties NJ and Queens NYC Company Overview 5 * Source: SNL

Our current markets cover one of the most desirable and competitive MSAs* (NY/NJ) in the US 6 Regional Commercial Lending Offices * MSA= Metropolitan Statistical Area

Vision: High performing business bank that serves northern NJ into NYC Target High Performing Peer Median (a) Total Assets > $1 billion in assets $1.2billion (average) $0.8billion (median) ROA 1.00% or better 1.01% ROE >12.00% 9.56% NPAs / Assets <1.00% 0.99% Annual EPS growth Double digit N/A (a) Source: SNL - High Performing Peers (Banks and Thrifts Assets < or = $5.5 bill and ROAA LTM > 0.75% at 03/31/16 7

Employee Experience Customer Experience Business Banking funded by core deposits Strong long term financial performance 8 Our Model for generating long term shareholder value 8

2. Financial Performance

FINANCIAL PERFORMANCE 10 YTD 2016 versus YTD 2015 • EPS growth +45% • Commercial loan portfolio growth $86.3M YTD 2016 • Deposits (average) growth 20.1% − Non - interest bearing checking increased 37% − New Astoria (opened in 1Q15) and Oradell (opened in 1Q16) branches have $104.7 million deposit (cost of deposits < 0.51%) • TSIA pretax earnings increased 119% to $939 thousand [FY ‘15 $670 thousand] • ROA 0.74% vs. 0.61% • ROE 9.60% vs. 7.04%

11 EPS Performance

FY 2014 FY 2015 YTD ‘16 Targets NJ Banks and Thrifts Avg (a) Loans, net annual growth 20.5% 15.1% 35.8%* 15 to 20% 12.5% Deposit annual growth 6.5% 13.0% 29.7%* 10.5% NPAs to assets 2.02% 1.49% 1.13% <1.00% 1.88% ROA 0.46% 0.59% 0.74%* >1.00% 0.43% ROE 5.25% 7.02% 9.60%* >12.00% 1.86% Net Interest Margin 3.49% 3.45% 3.39%* 3.28% Net non - interest income (expense) as % of assets (2.30)% (2.24)% (1.89%)* (2.20)% Tri - state Insurance income before tax $501k $670k (+33%) $939k (+119%) 20% N/A Diluted EPS $0.57 $0.81 (+42%) $0.58 (+45%) Double digit N/A Financial Performance (a) Source : SNL - NJ Banks and Thrifts (42) 3/31/16 * annualized 12

3 . Building Franchise Value

1. Strong Leadership − CEO and Executive Team with strong banking and leadership experience − Executive and Senior Management Teams are from much larger and successful financial institutions − Leadership that is innovative and adaptable − Talent Management • A great employee experience culture is critical • Ability to attract and retain talent • Growth and development • Reward and recognition 14 Building Franchise Value

Building Franchise Value 2. Grow our business − Relationship banking driven by great customer experience − Solve for the right equation • Integrated Banking Experience − Expand into markets that support long - term growth objectives • Hub and spoke model − Hub: De - novo banking centers and a regional commercial lending team − Spoke: smaller banking centers within the Hub region • Next de - novo banking centers (“spokes”) around Oradell NJ (Bergen County) and Astoria NY locations (Oradell branch / regional lending location opened in March 2016) • Establish Hubs in Morris and Hudson counties (NJ) and NY markets adjacent to our current Hubs − Continue to target existing markets within Sussex County 15

2. Grow our business − Continue growing commercial loans • Target Commercial Loan annual growth of 15 - 20% • Regional lending office model • Attract and retain talent • Relationships, not transactions • Commercial lending relationships include deposits • Explore new commercial lending specialty lines • Continue building and enhancing credit administration capabilities 16 Building Franchise Value

Lending 17 Building Franchise Value

Commercial Lending • Originated over $485 million in new commercial loans in the last 3.5 years • Commercial loans grew 40.2% LTM and CAGR 22% for last 3.5 years x First 6 months of 2016 growth of 20.8% or 41.5% annualized • Loan pipeline (approx. $100 million): principally in higher growth markets in NJ/NY $ in thousands 18 Building Franchise Value

Market Penetration (Loans) Sources: SNL and internal data at March 31, 2016 Building Franchise Value 19

Other CML NBV Orig. '15 & '16 58% Top 20 NBV Orig. '15 & '16 42% 20 Commercial Loans Originated in 2015 and YTD ‘16 Rate: 4.05% Term: 4.7 yrs Avg. Bal: $475k Rate: 3.93% Term: 5.1 yrs Avg Bal: $4.6M DSCR: 1.63x LTV: <65% • Net funded $218 million (balances at June 30, 2016) o Associated unfunded commitments +$28.5 million (total exposure $246 million) • Rate: 4.0% • Term: 4.8 yrs • Term: lower of remaining repricing or maturity term. • Weighted average rates, terms, DSCR and LTV. Building Franchise Value PA 0% NJ 42% NY 58%

Retail Banking 21 Building Franchise Value

• Total deposits are up 60% (CAGR 7%) since 12/31/09 • Shift in mix (non - interest bearing up 254%; CAGR 21%) • Continued market penetration into Northeastern NJ and NYC 22 Market Penetration (Deposits) Building Franchise Value Sources: SNL and internal data at March 31, 2016

23 Deposit Mix and Cost of Deposits 2 Q16: Overall cost of deposits 0.44% Q/E June 30, 2016: (Cost of deposits in parenthesis) Building Franchise Value 4Q09: Overall cost of deposits 1.17%

24 New de - novo banking center model − Approx. 1,200 sf and technology driven − New staffing model (BDSM and Universal Bankers) − Advisory board and centers of influence referrals − Continued focus on true core deposits and relationships

25 Our Newest Hubs − Astoria Banking Center (opened in March 2015) • To date total deposits of approximately $63 million with a cost of deposits of under 0.45% • Achieved profitability in less than one year − Oradell Banking Center (opened in March 2016) • New BDSM hired in early 2015 • To date total deposits of approximately $42 million with a cost of deposits of 0.61% • Achieved profitability in less than one quarter Building Franchise Value

26 • Existing Branches − Initial phase of New Banking Center Model in Sussex County • Initial phase (1): a 3 branch cluster with a BDSM generated year over year deposit growth of 16% vs. - 2% for all other branches in Sussex County − Phase 2: Physical and new staffing model to be implemented − Evaluating existing branch network profitability and applying New Branch Model • Closure of one of our largest physical branches [Port Jervis NY] ($13M in deposits, which was consolidated into an existing branch in Sussex County) − Operating cost savings of approx. $300k per year [beginning in June 2016 ]

Digital Banking and Technology Platform 27 Building Franchise Value x New leadership x Provide superior customer experience “digitally” through personal interactions x Omni - channel delivery model ▪ Supporting mobile and on - line banking x Investing and enhancing the current overall technology structure and platform x Scalable and efficient x Customer and revenue focused

3. Continue to strengthen profitability − Positive operating leverage • Loan and deposit growth − Operational efficiencies excellence • Evaluate and restructure business processes to be operationally flexible and scalable to improve profitability • Evaluate existing branch network profitability and strategies − Growing fee income • Our insurance subsidiary (TSIA) – generating record pre - tax income • Expanding wealth management services • Strategies to improve bank fee income 28

4. Managing Risks − Interest Rate Risk • Protecting net interest margin and growing net interest income through sound balance sheet management • Core Deposits and Commercial Loans with Shorter Average Lives • Wholesale Funding: protect/mitigate effects of rising rates or if rates stay low − Credit Risk • Top 5 non - performing loans (“NPLs”) $ 3.0 million, or 65% of total NPLs; Average NPL balance of $86k excluding Top 5 • Sound credit culture 29 Building Franchise Value

4. Managing Risks − Credit Risk • CRE concentration ratio 452% • Focused on organic growth • Geographically diversified • Top 20 loans (42% of total) originated since Jan. 1, 2015: LTV ( avg ) <65% and DSCR ( avg ) 1.63x • Loan Portfolio Mix 30 Building Franchise Value

31 Building Franchise Value 5. Capital • Total tangible equity to total assets of 6.9% at June 30, 2016 • All bank capital ratios are deemed “well capitalized” at June 30, 2016 • Evaluating a combination of sub debt and equity sufficient to support 2 to 3 years of projected growth • Assessing longer term plans 6. Strategic Partnerships

4. Growing Shareholder Value

Stock Performance One Year Total Return 33 Source: SNL as of July 29, 2016 Growing Shareholder Value

34 Stock Performance Total Return since January 1, 2010 through July 29, 2016 Growing Shareholder Value Source: SNL

Growing Shareholder Value 1. Strategic talent management 2. Grow our business 3. Continue to strengthen profitability Resulting in: − Higher EPS and tangible book value growth − Outperforming the total returns of the broader market and bank indices over the long run 35

2016 KBW Community Bank Investor Conference August 2 - 3, 2016